Aquila Funds Trust

Aquila High Income Fund

Aquila Opportunity Growth Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated as of October 17, 2024

to the Summary Prospectus, Prospectus and Statement of Additional Information

Dated May 1, 2024

The following disclosure supplements any information to the contrary in each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information:

As previously announced, Aquila Investment Management LLC (“Aquila”), each Fund’s investment adviser, and Cantor Fitzgerald Investment Advisors, LP (“Cantor”) have entered into a definitive agreement for Aquila to sell assets used in its investment advisory business relating to the Funds to Cantor.

Under the terms of the agreement, each Fund is expected to be reorganized into a newly created series of Cantor Select Portfolios Trust (each, a “Reorganization”) that will be advised by Cantor and subadvised by Smith Group Asset Management, LLC (“Smith Group”). Each Reorganization is contingent upon the completion of certain conditions, including approval by the shareholders of the applicable Fund. To date, neither Fund has received a sufficient number of proxies from shareholders to approve the Fund’s Reorganization. However, shareholders that have submitted proxies have voted overwhelmingly in favor of each Fund’s Reorganization, and each Fund expects to receive a sufficient number of proxies to obtain shareholder approval and to complete the Fund’s Reorganization in the fourth quarter of 2024.

In anticipation of the completion of each Reorganization, the Board of Trustees of the Funds has unanimously approved for each Fund an Interim Management Agreement with Cantor, an Interim Subadvisory Agreement with Smith Group, and an Interim Administrative Services Agreement with Cantor, each to take effect as of the close of business on October 18, 2024 (the “Interim Agreements”). Aquila will no longer serve as each Fund’s investment adviser, effective as of the close of business on October 18, 2024. Pursuant to the Interim Agreements, Cantor will provide investment advisory and administration services and Smith Group will provide investment subadvisory services to each Fund until the earlier of (i) the completion of the Fund’s Reorganization, (ii) the liquidation of the Fund; or (iii) 150 days after the effective date of the applicable Interim Agreement. Fees payable under each Fund’s Interim Management Agreement and Interim Administrative Services Agreement will be held in escrow during the term of the applicable Interim Agreement.

In addition, Aquila Distributors LLC will no longer serve as the Funds’ distributor, effective as of the close of business on October 31, 2024. Effective November 1, 2024, each Fund will discontinue accepting requests from existing accounts or new investors to purchase shares or process exchanges into the Fund, and will no longer process shares purchases through any dividend or capital gain reinvestment or automatic investment plan, until the completion of the Fund’s Reorganization. Effective November 1, 2024, shareholders and financial professionals should call 800-437-1000 to make shareholder account inquiries.

Shareholders can redeem their shares of a Fund at any time prior to the completion of the Fund’s Reorganization, and receive the net asset value of their shares, less any applicable contingent deferred sales charge (“CDSC”), in accordance with the terms set forth in each Fund’s Prospectus.

Please retain this supplement for future reference.

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